UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Stabilis Energy, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Ave. Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-456-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class                                     Trading Symbol                   Name of each exchange on which registered

Common Stock, $.001 par value                   SLNG                                        The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2019, Stabilis Energy, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s shares from The Nasdaq Stock Market and will suspend trading in its shares effective at the open of trading on October 3, 2019.

At the opening of trading on October 3, 2019 the Company’s shares commenced trading on the OTCQX Best Market under the symbol SLNG. Investors can find Real-Time Level 2 quotes and current financial disclosures for the Company at www.otcmarkets.com.

Nasdaq took its action because the Company did not meet the initial listing requirements upon the completion of the Company’s business combination with American Electric Technologies, Inc. which closed on July 26, 2019. The Company reviewed with the Panel the actions it has taken to meet the initial listing requirements but the Panel did not grant the Company the additional time it requested to meet the initial listing requirements.

The Company has initiated the process for listing on another SEC-registered national securities exchange and is working diligently towards regaining a listing for its shares on a national securities exchange.

Item 8.01 Other Events.

On October 2, 2019 the Company issued a press release announcing the suspension of trading of its shares on Nasdaq and initiation of trading on OTCQX at the opening of trading on October 3, 2019. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

Exhibit No.	Description

99.1            Press release dated October 2, 2019 announcing suspension of trading of the Company’s shares on Nasdaq and initiation of trading on OTCQX on October 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS ENERGY, INC.

By: s/James Reddinger

         James Reddinger

                       President and Chief Executive Officer

Date: October 3, 2019